                            JOINT FILING AGREEMENT
                            ----------------------


     The undersigned hereby agree to the Statement on Schedule 13D to be dated October 2, 2000 with respect to the shares of common stock, par value $.01, of Change Technology Partners, Inc. and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

     This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


Date: September 29, 2000            J O HAMBRO CAPITAL MANAGEMENT
                                    (HOLDINGS) LIMITED

                                    By:    /s/ R.G. Barrett
                                       ----------------------------------------
                                       Name:  R.G. Barrett
                                       Title: Director

Date: September 29, 2000            J O HAMBRO CAPITAL MANAGEMENT
                                    LIMITED

                                    By:   /s/ R.G. Barrett
                                       ----------------------------------------
                                       Name:  R.G. Barrett
                                       Title: Director

Date: September 29, 2000            AMERICAN OPPORTUNITY TRUST PLC

                                    By: J O Hambro Capital Management Limited,
                                               Its investment advisor


                                    By:   /s/ R.G. Barrett
                                       ----------------------------------------
                                       Name:  R.G. Barrett
                                       Title: Director

Date: September 29, 2000            CHRISTOPHER MILLS


                                    By:    /s/ C.H.B. Mills
                                       ----------------------------------------
                                       Name: C.H.B. Mills
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Date: September 29, 2000            THE TRIDENT NORTH ATLANTIC FUND

                                    By: J O Hambro Capital Management Limited,
                                              Its investment advisor


                                    By:   /s/ R.G. Barrett
                                       ----------------------------------------
                                       Name:  R.G. Barrett
                                       Title: Director

Date: September 29, 2000            GROWTH FINANCIAL SERVICES LIMITED


                                    By:   /s/ C.H.B. Mills
                                       ----------------------------------------
                                       Name:  C.H.B. Mills
                                       Title: Director

Date: September 29, 2000            NORTH ATLANTIC SMALLER COMPANIES
                                    INVESTMENT TRUST plc

                                    By: J O Hambro Capital Management Limited,
                                              Its investment advisor


                                    By:   /s/ R.G. Barrett
                                       ----------------------------------------
                                       Name:  R.G. Barrett
                                       Title: Director

Date: September 29, 2000            ORYX INTERNATIONAL GROWTH FUND
                                    LIMITED

                                    By: J O Hambro Capital Management Limited,
                                              Its investment advisor


                                    By:   /s/ R.G. Barrett
                                       ----------------------------------------
                                       Name:  R.G. Barrett
                                       Title: Director

Date: September 29, 2000            CONSULTA (CHANNEL ISLANDS) LIMITED


                                    By:   /s/ Barry Carroll
                                       ----------------------------------------
                                       Name:  Barry Carroll
                                       Title: Director